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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): October 31, 2002


       CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of October 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-25, Mortgage
       Pass-Through Certificates, Series 2002-25).


                                  CWMBS, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)

     Delaware                            333-100418              95-4449516
-------------------------------          ----------              ----------
   (State or Other Jurisdiction         (Commission          (I.R.S. Employer
         of Incorporation)              File Number)        Identification No.)


4500 Park Granada
Calabasas, California                                91302
---------------------                              ---------
(Address of Principal                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1).



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWMBS, INC.



                                                       By: /s/ Darren Bigby
                                                          ------------------
                                                       Darren Bigby
                                                       Vice President



Dated:  October 31, 2002



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

                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
       Exhibit 5.1)                                                        5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in
       Exhibits 5.1 and 8.1)                                               5



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